Summary Prospectus
5 March 2017

Artisan Thematic Fund	Investor: ARTTX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information, online at http://hosted.rightprospectus.com/Artisan. You can also get this information at no cost by calling 1-800-344-1770 or by sending an e-mail request to artisanprospectus@rrd.com. The Fund’s current prospectus and statement of additional information, both dated 5 March 2017, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund seeks maximum long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)
Investor
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Exchange Fee	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investor
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses[1]	0.56
Total Annual Fund Operating Expenses	1.56
Fee Waiver and Expense Reimbursement[2]	0.06
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	1.50
1 Because the Fund is new, the amount shown for “Other Expenses” is based on estimated amounts for the current fiscal year.
2 Artisan Partners Limited Partnership, the Fund’s investment adviser (“Artisan” or  “Artisan Partners”), has contractually agreed to bear certain expenses and waive its management fees to the extent necessary to cause total annual fund operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, acquired fund fees and expenses (if any) and extraordinary charges such as litigation costs, but including management fees paid to Artisan Partners) not to exceed 1.50% of the average daily net assets. This contract continues through 30 June 2018.
Expense Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year, and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years
Investor	$153	$487
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, the Fund’s portfolio turnover rate is not available.
Principal Investment Strategies
The Fund’s investment team seeks to construct a focused portfolio of securities exposed to multi-year thematic trends. The team uses fundamental analysis to identify companies exposed to these trends, emphasizing earnings power differentiation, return on invested capital and intrinsic discounted cash flow valuation. The team believes the combination of a top-down thematic framework and bottom-up analysis should position the Fund to deliver attractive risk-adjusted returns over the long term.
The team’s investment approach includes four key elements:
■	Thematic Framework—The team believes inflections in multi-year thematic trends can be caused by shifts in supply / demand dynamics, adoption of new technologies and business models, and changes in societal or governmental behaviors, among other factors. Within these trends, the team seeks to identify companies that have earnings power and valuation differentiation.
■	Fundamental Analysis—The team employs a consistent, bottom-up investment process that emphasizes earnings power differentiation, return on invested capital and intrinsic discounted cash flow valuation. In addition, the team focuses on the quality of business models and management teams.
■	Disciplined Portfolio Construction—The team constructs the portfolio based on industry and company-specific risk / reward analysis and expected outcome scenarios. Position sizes are based on an analysis of earnings power and valuation differentiation on a risk-adjusted basis, among other factors.
■	Risk Management—The team believes strong fundamental stock analysis, sector diversification and differentiated ideas are vital parts of risk management. Through a detailed and disciplined process, the team seeks to identify risk at the portfolio and individual security level by analyzing sector dispersion and factor analysis. In addition, the team monitors key macro elements that could impact market cycles and has various processes in place to allocate capital to the team’s best ideas.
The Fund invests in common stocks and other equity securities of companies across a broad capitalization range. The Fund is non-diversified, which means that it may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. As a result, a high percentage of the Fund’s total assets may be invested in a particular company, sector or industry. There are no restrictions on the market capitalizations of the companies in which the Fund may invest.
The Fund may invest up to 50% of its total assets at market value at the time of purchase in securities of non-U.S. companies (including depositary receipts). The Fund’s investments in non-U.S. securities may include investments in developed markets, as well as emerging and less developed markets. The Fund usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation. The Fund may invest in equity-linked securities that provide economic exposure to a security of one or more non-U.S. companies without direct investment in the underlying securities (called “participation certificates” in the Fund’s prospectus, but may be called different names). The Fund may also invest in other private placements and restricted securities.
The Fund expects to invest in exchange-traded funds (“ETFs”) and use derivatives, such as options, to a limited extent. The Fund may use derivatives for any purpose consistent with its investment objective, including, without limitation, to improve expected risk-adjusted returns, to reduce exposure to certain risks, for hedging purposes and to obtain economic exposure to certain issuers. The Fund may implement short positions, including through the use of derivative instruments, or through short sales of instruments that are eligible investments for the Fund.
The Fund may invest in real estate investment trusts (“REITs”). The Fund expects to participate in the initial public offering (“IPO”) market. The Fund may also invest to a limited extent in debt securities (including securities rated below investment grade (below BBB- by Standard & Poor’s Financial Services LLC, a division of McGraw-Hill Financial, Inc., (“S&P”) or Fitch Ratings Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization, or unrated but determined by Artisan Partners to be of comparable quality) and convertible debt securities of U.S. or non-U.S. issuers that meet the Fund’s investment criteria. The Fund may invest in debt securities of any maturity or duration.
Under normal market conditions, the Fund tries to maintain a cash position of no more than 15% of its total assets, although the Fund may maintain a significant portion of its total assets in cash from time to time in response to adverse market, economic, political or other conditions.
Principal Risks
Like all mutual funds, the Fund takes investment risks and it is possible for you to lose money by investing in the Fund. The team’s ability to choose suitable investments for the Fund has a significant impact on the Fund’s ability to achieve its investment objective. The Fund’s principal risks include:
■	Market Risks—Markets may perform poorly and the returns from the securities in which the Fund invests may underperform returns from the general securities markets. Securities markets may experience periods of high volatility and reduced liquidity in response to governmental actions or intervention, economic or market developments, or other external factors. The value of a company’s securities may rise or fall in response to company, market, economic or other news.
■	Non-Diversification Risk—As a non-diversified fund, the Fund may invest a larger portion of its assets in securities of a smaller number of issuers than a diversified fund, which means a single issuer’s performance may affect Fund performance more than if the Fund were invested in a larger number of issuers.
■	Risks of Emphasizing a Region, Country, Sector or Industry—If the Fund has invested a higher percentage of its total assets in a particular region, country, sector or industry, changes affecting that region, country, sector or industry may have a significant impact on the performance of the Fund’s overall portfolio.

Summary Prospectus—Artisan Partners Funds

■	Growth Investing Risks—Growth stocks may fall out of favor with investors and underperform other asset types during given periods. A company may never achieve the earnings growth that the Fund's investment team anticipated.
■	Foreign Investing Risks—Foreign securities may underperform U.S. securities and may be more volatile than U.S. securities. Risks relating to investments in foreign securities (including, but not limited to, depositary receipts and participation certificates) and to securities of issuers with significant exposure to foreign markets include currency exchange rate fluctuation; less available public information about the issuers of securities; less stringent regulatory standards; lack of uniform accounting, auditing and financial reporting standards; and country risks, including less liquidity, high inflation rates and unfavorable economic practices; and political instability and expropriation and nationalization risks.
■	Emerging Markets Risks—Investment risks typically are greater in emerging and less developed markets. For example, in addition to the risks associated with investments in any foreign country, political, legal and economic structures in these less developed countries may be new and changing rapidly, which may cause instability and greater risk of loss. Their securities markets may be less developed, and securities in those markets are generally more volatile and less liquid than those in the developed markets. Investing in emerging market countries may involve substantial risk due to, among other reasons, limited information; higher brokerage costs; different accounting, auditing and financial reporting standards; less developed legal systems and thinner trading markets as compared to those in developed countries; different clearing and settlement procedures and custodial services; and currency blockages or transfer restrictions. Emerging market countries also are more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war or ethnic, religious or racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth of companies in those markets. Such markets may also be heavily reliant on foreign capital and, therefore, vulnerable to capital flight.
■	Currency Risks—Foreign securities usually are denominated and traded in foreign currencies and the exchange rates between foreign currencies and the U.S. dollar fluctuate continuously. The Fund’s performance will be affected by its direct or indirect exposure, which may include exposure through U.S. dollar denominated depositary receipts and participation certificates, to a particular currency due to favorable or unfavorable changes in currency exchange rates relative to the U.S. dollar. The Fund’s direct or indirect exposure to a particular currency may be hedged to mitigate currency volatility or because the Fund believes a currency is overvalued. There can be no guarantee that any hedging activity will be successful. Hedging activity and/or use of forward foreign currency contracts may reduce or limit the opportunity for gain and involves counterparty risk, which is the risk that the contracting party will not fulfill its contractual obligation to deliver the currency contracted for at the agreed upon price to the Fund.
■	Small and Medium-Sized Company Risks—Securities of small and medium-sized companies tend to be more volatile and less liquid than securities of large companies. Compared to large companies, small and medium-sized companies typically may have analyst coverage by fewer brokerage firms – meaning they may trade at prices that reflect incomplete or inaccurate information. Smaller companies may have a shorter history of operations, less access to financing and a less diversified product line – making them more susceptible to market pressures and more likely to have volatile security prices. During some periods, securities of small and medium-sized companies, as an asset class, have underperformed the securities of larger companies.
■	Private Placement and Restricted Securities Risk—In addition to the general risks to which all securities are subject, securities acquired in a private placement generally are subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities, and a liquid secondary market may never develop. Therefore, the Fund may be unable to dispose of such securities when it desires to do so or at a favorable time or price. This potential lack of liquidity may make it more difficult for the Fund to accurately value these securities.
■	Valuation Risk—The Fund’s investments are valued in accordance with Artisan Partners Funds’ valuation policies. The valuation of any investment involves inherent uncertainty. The value of a security determined in accordance with the valuation policies may differ materially from the value that could have been realized in an actual sale or transfer for a variety of reasons, including the timing of the transaction and liquidity in the market.
■	Participation Certificates Risks—Investing in a participation certificate subjects the Fund to the risks associated with an investment in the underlying equity security and also exposes the Fund to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificate will not fulfill its contractual obligation to timely pay the Fund the amount owed under the certificate.
■	Options Risk—An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (in the case of a “call option”) or sell (in the case of a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price during a period of time or on a specified date. Investments in options are considered speculative. When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). Investments in options may also have the effect of creating leverage, in that they may expose the Fund to greater gains and losses than the amount of associated capital invested. Options held by the Fund may be more volatile than other types of assets. If a put or call option purchased by the Fund were to expire without being sold or exercised, its premium paid would represent a loss to the Fund. To the extent that the Fund writes or sells an option, it will be exposed to the risk that it may be required to buy or sell the underlying security at a disadvantageous price on or before the option’s expiration date. The Fund may face substantial losses in connection with any options that it writes.

Summary Prospectus—Artisan Partners Funds

■	ETF Risk—ETFs generally expose their shareholders to the risks associated with the assets in which the ETF invests. Additionally, as exchange-traded investment vehicles, ETFs may involve market risk, management risk and (for index funds) tracking risk. If the Fund acquires shares of an ETF, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the ETF.
■	REIT Risk—Investing in REITs may subject the Fund to certain risks associated with a REIT’s direct investment in real property and real-estate related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended and interest rate risk, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, and may be subject to defaults by borrowers and to self-liquidations.
■	Short Position Risk—The risk that an increase in the value of an instrument with respect to which the Fund has established a short position will result in a loss to the Fund.
■	Debt Securities Risks—The value of a debt security changes in response to various factors, including, for example, market-related factors, such as changes in interest rates or changes in the actual or perceived ability of an issuer to meet its obligations. In general, the value of a debt security may fall in response to increases in interest rates. The Fund may invest in debt securities without considering the maturity of the instrument. The value of a security with a longer duration will be more sensitive to changes in interest rates than a similar security with a shorter duration. As a result, changes in interest rates in the U.S. and outside the U.S. may affect the Fund’s debt investments unfavorably.
Debt securities in which the Fund invests may be rated below investment grade by the major rating agencies, or unrated securities that are determined by Artisan Partners to be of comparable quality. Debt securities of below investment grade quality are high yield, high risk bonds, commonly known as “junk bonds.” These bonds are predominantly speculative. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. These bonds have a higher degree of default risk, may be less liquid and may be subject to greater price volatility than higher-rated bonds.
■	Convertible Securities Risks—Investing in convertible securities subjects the Fund to the risks of debt, but also the risks associated with an investment in the underlying equity security. Convertible securities are frequently issued with a call feature that allows the issuer to choose when to redeem the security, which could result in the Fund being forced to redeem, convert, or sell the convertible security under circumstances unfavorable to the Fund.
■	No Operating History Risk—The Fund is a newly formed fund and has no operating history for investors to evaluate.
■	Impact of Actions by Other Shareholders—The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors in the Fund may have an adverse effect on the Fund and on other investors. For example, shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund’s shareholders subject to income tax who receive Fund distributions.
■	Investing in IPOs Risks—When the Fund is small, IPOs may greatly increase the Fund’s total return. But, as the Fund grows larger, the effect of IPOs on the Fund’s performance will generally decrease. Investing in IPOs is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.
■	Cash Position Risk— To the extent that the Fund holds assets in cash or is otherwise uninvested, the Fund’s ability to meet its objective may be limited.
■	Operational and Cybersecurity Risk—Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.
■	Leverage Risk—Certain transactions, including, for example, the use of certain derivatives, can result in leverage. Leverage generally has the effect of increasing the amounts of loss or gain the Fund might realize, and creates the likelihood of greater volatility of the value of the Fund’s investments. There is risk of loss in excess of invested capital.
Performance
Performance information has not been presented because the Fund has not been in existence for a full calendar year as of the date of this prospectus.
Portfolio Management
Investment Adviser: Artisan Partners
Portfolio Manager	Title	Length of Service
Christopher Smith	Managing Director and Portfolio Manager, Artisan Partners	Since March 2017 (inception)

Summary Prospectus—Artisan Partners Funds

Purchase and Sale of Fund Shares
Minimum Investments	Investor
To open an account	$1,000
To add to an account	No minimum
Minimum balance required	$1,000
The Fund will waive the minimum investment requirements for certain employee benefit plans and certain financial intermediaries that submit orders on behalf of their customers, although the intermediaries may impose their own minimum investment requirements. The Fund may also reduce or waive the minimum investment requirements under certain circumstances.
You may purchase, exchange or redeem shares of the Fund each day the New York Stock Exchange is open for regular session trading at the Fund’s net asset value next calculated after receipt and acceptance of your request in good order. To purchase, exchange or redeem shares you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares directly through the Fund, you should contact the Fund by phone at 800.344.1770, by regular mail at Artisan Partners Funds, c/o Boston Financial Data Services, P. O. Box 8412, Boston, MA 02266-8412, or by express, certified or registered mail at Artisan Partners Funds, c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809. Some redemptions require medallion signature guarantees.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, except when you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. If you invest through such tax-advantaged arrangements, you may be subject to tax upon withdrawal from those arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Investor Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus—Artisan Partners Funds